UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):

April 23rd, 2021

CANNABICS PHARMACEUTICALS INC.

(Exact name of registrant as specified in its charter)

Nevada	000-52403	20-3373669
(State of incorporation)	(Commission File Number)	(IRS Employer No.)

#3 Bethesda Metro Center

Suite 700

Bethesda, Md 20814

(Address of principal executive offices and Zip Code)

877-424-2429

(Registrant's telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the Registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
N/A	N/A	N/A

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company   ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 1.01.	Entry into a Material Definitive Agreement.

On April 23rd, 2021, Cannabics Pharmaceuticals Inc. (the “Company”) entered into a Senior Secured Note (the “Note”) for $1,375,000 with an institutional investor (the “investor” or a “holder”). This follows the previously disclosed Securities Purchase Agreement dated 17th December 2020 (the “SPA”), a Restated Securities Purchase Agreement dated as of 22nd February 202, (the “A&R SPA”), as well as accompanying documents for an aggregate principal amount of $2,750,000 having an aggregate original issue discount of 10%, and ranking senior to all outstanding and future indebtedness of the Company.

Said investments have been made in reliance upon the exemption from securities registration afforded by Section 4(a)(2) of the Securities Act of 1933, as amended (the “1933 Act”), and Rule 506(b) of Regulation D (“Regulation D”) as promulgated by the United States Securities and Exchange Commission (the “SEC”) under the 1933 Act, together with the issuance of the Convertible Note, the “Securities”) to acquire our common stock , as described below. This most recent Note has a face amount of $1,375,000, which the Company has now received.

The following descriptions of the Convertible Note, Security and Pledge Agreement, Guaranty, Registration Rights Agreement, SPA and A&R SPA are not complete and are qualified in their entirety by reference to the full text of such agreements, the forms of which are attached as Exhibit 10.1 through 10.6[1] to this Form 8-K, respectively. Additional information regarding the Security and Pledge Agreement, Guaranty, Registration Rights Agreement, and SPA is set forth in the disclosure on Form 8-K, which was filed with the Securities and Exchange Commission on December 16, 2020; and is incorporated by reference into this Item 1.01.

This report on Form 8-K does not constitute an offer to sell or the solicitation of an offer to purchase the Convertible Notes or the Warrants.

Convertible Notes

Maturity and Repayment Dates

The Convertible Notes mature (the “Maturity Date”) on the one-year anniversary of the date on which they are issued (the “Issuance Date”). The Convertible Notes must be paid in cash and the Company may not voluntarily prepaid by the Company except as described in “Redemptions at Company Election” below.

Interest

The Convertible Notes are being sold with an original issue discount and do not bear interest except upon the occurrence of an Event of Default (described below), in which event the applicable rate will be 18.00% per annum.

Conversion

The Convertible Notes are convertible at any time or times after the Issuance Date in whole or in part, at the option of the holders thereof, into shares of our common stock at a rate equal to the amount of principal, interest (if any) and unpaid late charges (if any), divided by a conversion price of $0.35 (subject to adjustment as provided in the Note, the “Conversion Price”). The Conversion Price has full ratchet antidilution protection upon any subsequent placement below the Conversion Price then in effect and is subject to standard adjustments in the event of any stock split, stock dividend, stock combination, recapitalization or other similar transaction. If the Company enters into any agreement to issue (or issue) any variable price securities, the holder has the additional right to substitute such variable price (or formula) for the Conversion Price.

Alternate Conversion

The holders of the Convertible Notes may alternatively convert all or any portion of the Convertible Notes at any time at an alternate conversion price equal to the lower of (i) the conversion price then in effect, and (ii) 80% of the price computed as the quotient of (i) the sum of the VWAP of our common stock for each of the two (2) trading days with the lowest volume weighted average price (“VWAP”) of our common stock during the ten (10) consecutive trading day period ending and including the trading day immediately preceding the delivery or deemed delivery of the applicable notice of conversion divided by two (2) (the “Alternate Conversion Price”).

2

In connection with the occurrence of Events of Default, the holders of the Convertible Notes will be entitled to convert all or any portion of the Convertible Notes at the Alternate Conversion Price.

Conversion Limitation and Exchange Cap

The holders of the Convertible Notes will not have the right to convert any portion of the Convertible Notes, to the extent that, after giving effect to such conversion, such holder (together with certain related parties) would beneficially own in excess of 4.99% of the shares of our common stock outstanding immediately after giving effect to such conversion. A holder may from time to time increase this limit to 9.99%, provided that any such increase will not be effective until the 61st day after delivery of a notice to the Company of such increase.

Events of Default

The Convertible Notes include certain customary Events of Default as described in the form of Note attached hereto. In connection with an Event of Default, the holders of the Convertible Notes may require the Company to redeem any portion or all of the Convertible Notes. The redemption price will equal the greater of (i) the product of (A) the Conversion Amount to be redeemed multiplied by (B) 125% and (ii) the product of (X) the Conversion Rate with respect to the Conversion Amount in effect at such time as the holder delivers an Event of Default Redemption Notice multiplied by (Y) the product of (1) 125% multiplied by (2) the greatest Closing Sale Price of our common stock on any trading day during the period commencing on the date immediately preceding such Event of Default and ending on the date the Company makes the entire payment required, as determined in accordance with the Convertible Notes.

Upon the occurrence of a Bankruptcy Event of Default (as defined in the Convertible Notes), the Convertible Notes will automatically become immediately due and payable in cash in an amount equal to all outstanding principal, interest, and late charges multiplied by a redemption premium of 125%.

Change of Control

In connection with a Change of Control (as defined in the Convertible Notes), the holders of the Convertible Notes may require the Company to redeem all or any portion of the Convertible Notes. The redemption price per share will equal the greatest of (i) 125% of the outstanding principal of the Convertible Notes to be redeemed, and accrued and unpaid interest and unpaid late charges thereon, (ii) 125% of the market value of the shares of our common stock underlying the Convertible Notes, as determined in accordance with the Convertible Notes, and (iii) 125% of the aggregate cash consideration that would have been payable in respect of the shares of our common stock underlying the Convertible Notes, as determined in accordance with the Convertible Notes.

Other Corporate Events

The Company cannot enter a Fundamental Transaction (as defined in the Convertible Notes), unless the successor entity assumes all of the obligations under the Convertible Notes pursuant to written agreements satisfactory to the holder of the Convertible Notes, and the successor entity is a publicly traded corporation whose shares of common stock are quoted or listed on a national securities exchange. If at any time the Company grants any Purchase Rights (as defined in the Convertible Note) or makes any distribution of assets pro rata to all or substantially all of the holders of any class of its common stock, then the holders of the Convertible Notes will be entitled to acquire the aggregate Purchase Rights or assets which such holder could have acquired if such holder had held the number of shares of our common stock acquirable upon complete conversion of the Convertible Notes (without taking into account any limitations on conversion) held by such holder immediately prior to the date as of which the record holders are to be determined for such grant of purchase rights or distributions. To the extent any such grant of rights or distribution would result in the holders exceeding the maximum percentage described in first paragraph of “Conversion Limitation and Exchange Cap” above, such rights shall be held in abeyance for up to ninety trading days.

3

Redemptions at Company Election

At any time after the Issuance Date, the Company has the right to redeem all, or any part, of the Conversion Amount then remaining under the Convertible Notes at cash price equal to 115% of the greater of (i) the Conversion Amount being redeemed and (ii) the product of (1) the Conversion Rate with respect to the Conversion Amount being redeemed multiplied by (2) the greatest Closing Sale Price of our common stock on any trading day during the period commencing on the date immediately preceding such redemption notice date and ending on the Trading Day immediately prior to the date the Company makes the entire payment required to be made for the redemption.

Covenants

The Notes require the Company’s compliance with certain customary affirmative and negative covenants regarding the incurrence of indebtedness, the existence of liens, the repayment of indebtedness, the payment of cash in respect of dividends, distributions or redemptions, and the transfer of assets, among other matters.

Events of Default

Events of Default are cross-referenced to the definition contained in the Convertible Notes.

At any time after the occurrence of an Event of Default, at the request of a holder, the Company or the Successor Entity (as the case may be) shall purchase the Warrant from the holder on the date of such request by paying to the holder cash in an amount equal to the Event of Default Black Scholes Value.

Security and Pledge Agreement

Pursuant to the SPA and the Convertible Notes, the Company and certain of its subsidiaries will enter into a Security and Pledge Agreement (the “Security Agreement”) with the investor, in its capacity as collateral agent (in such capacity, the “Collateral Agent”) for all holders of the Convertible Notes. The Security Agreement creates a first priority security interest in all assets of the Company and certain of its subsidiaries of every kind and description, tangible or intangible, whether currently owned and existing or created or acquired in the future (the “Collateral”).

Upon the occurrence of an “Event of Default” under the Security Agreement, the Collateral Agent will have certain rights under the Security Agreement including taking control of the Collateral and, in certain circumstances, selling the Collateral to cover obligations owed to the holders of the Notes pursuant to its terms. “Event of Default” under the Security Agreement means (i) any defined event of default under any one or more of the transaction documents (including the Convertible Notes), in each instance, after giving effect to any notice, grace, or cure periods provided for in the applicable document, (ii) the failure by the Company to pay any amounts when due under the Notes or any other transaction document, or (iii) the breach of any representation, warranty or covenant by the Company under the Security Agreement.

Guaranty Agreement

Pursuant to the SPA, certain subsidiaries of the Company will enter into a guaranty agreement under which they will guarantee the obligations of the Company under the Convertible Notes.

Registration Rights Agreement

In connection with the Private Placement, the Company and the investor has additionally entered into a Registration Rights Agreement (the “Registration Rights Agreement”). Pursuant to the Registration Rights Agreement, the Company is required to file with the SEC a registration statement for resale of our common stock issuable upon conversion of the Convertible Note within 30 days and to have the registration statement declared effective within 90 days of after the Closing of the SPA. The Registration Rights Agreement also grants the investor customary “piggyback” registration rights. If the Company fails to file the registration statement or have it declared effective by the deadlines above, or if certain other conditions relating to the availability of the registration statement and current public information are not met, the Company will pay certain Registration Delay Payments to the investor (as defined in the Registration Rights Agreement).

4

Securities Purchase Agreement

The SPA contains certain representations and warranties, covenants and indemnities customary for similar transactions. Under the SPA, the Company also agreed to the following additional covenants:

•	During the period commencing on December 16, 2020 through and including the 90th trading day after the earlier to occur of (i) the first date on which a registration statement is declared effective by the SEC, or (ii) the first date on which all of the registrable securities are eligible to be resold by the selling shareholders pursuant to Rule 144, the Company may not issue, offer, sell or grant any equity or equity-linked security, subject to certain limited exceptions.
•	So long as the Convertible Notes remain outstanding, the Company will not effectuate or enter an agreement for any variable rate transaction.

Amended & Restated Securities Purchase Agreement of February 22nd, 2021

the “A&R SPA” was drafted to Amend and Restate that original Securities Purchase Agreement of December 16th, 2020; and authorized a new series of senior secured convertible notes of the Company, which would aggregate to the same original principal amount of $2,750,000 as in the December Securities Purchase Agreement. The representations, representations and warranties, covenants and indemnities within the A&R SPA were the same as those originally agreed to under the December Securities Purchase Agreement.

The preceding description is a summary of the proposed transaction and the agreements entered into by the Company in connection therewith and does not purport to be a complete description of the rights and obligations of the parties thereunder. Such summary is qualified in its entirety by reference to the Convertible Note, the Security Agreement, the Guaranty, the Registration Rights Agreement, the SPA, the A&R SPA and the other transaction agreements, which are filed as exhibits to this Current Report. Investors and incorporated herein by reference. Security holders of the Company are urged to read the exhibits filed herewith in their entirety because they contain important information about the transaction.

Item 9.01     Financial Statements and Exhibits.

(d)  Exhibits

The following Exhibits are filed as part of this Report.

Exhibit Number	Description

10.1	Form of Senior Secured Convertible Note of April 23, 2021
10.2	Amended and Restated Securities Purchase Agreement as of February 22, 2021
10.3	Form of Senior Convertible Note of February 22, 2021
10.4	Form of Securities Purchase Agreement, Incorporated by Reference to the 8-K filed December 31st, 2020
10.5	Form of Senior Secured Convertible Note, December 2020, Incorporated by Reference to the 8-K filed December 31st, 2020
10.6	Form of Warrant, Incorporated by Reference to the 8-K filed December 31st, 2020
10.7	Form of Registration Rights Agreement, Incorporated by Reference to the 8-K filed December 31st, 2020
10.8	Form of Security and Pledge Agreement, Incorporated by Reference to the 8-K filed December 31st, 2020
10.9	Form of Guaranty, Incorporated by Reference to the 8-K filed December 31st, 2020

5

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

 Date: April 28th, 2021

Cannabics Pharmaceuticals Inc.

By: /s/ Eyal Barad

6